Exhibit 10.120

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00178932.0

BlackRock Fund Advisors Attention: Jenni Lee

400 Howard Street

San Francisco, California 94105

August 3, 2015

Dear Jenni:

Reference is hereby made to the Amendment (MSCI reference: AMD_00135107.0) dated August 15, 2014 (the “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree as follows:

1.	Effective commencing on August 3, 2015, the definition of “Expanded AUM” set forth in the Amendment shall be deleted and replaced with the following:

“Expanded AUM” means, for any applicable period, the amount (if any) by which

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2.	Effective commencing on August 3, 2015, the following two definitions shall be added to Section 3 of the Amendment:

“Qualified AUM” means, for any applicable period, an amount equal to

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“Reinvested AUM” means, for any applicable period, that *********** which is directly or indirectly

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3.	Effective commencing on August 3, 2015, the following paragraph shall be added to Section 3 of the Amendment:

Within *********** days of the end of each *********** Licensee shall provide to MSCI a

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This letter modifies and operates in conjunction with the Amendment. Together this letter, the Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that any terms of this letter conflict with any terms of the Amendment or the Agreement, the terms of this letter shall control. This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

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A.N.: 130339 AMD_00178932.0

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter.

Very truly yours,

MSCI Inc.

By:	/s/ Alex Gil
Name	Alex Gil
Title:	Executive Director

ACCEPTED AND AGREED:

BlackRock Fund Advisors

By:	/s/ Manish Mehta
Name	Manish Mehta
Title:	Managing Director

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